AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2008
SECURITIES ACT FILE NO. 002-30447
INVESTMENT COMPANY ACT FILE NO. 811-01728

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:				[X]

Pre-Effective Amendment No.				[ ]

Post-Effective Amendment No. 56				[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:				[X]

		Amendment No. 35		[X]

(Check Appropriate Box or Boxes)

NICHOLAS FUND, INC.
(Exact Name of Registrant as Specified in Charter)

700 North Water Street
		Milwaukee, WI	53202
		(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code (414) 272-4650

Jeffrey T. May, Senior Vice President
Nicholas Fund, Inc.
700 North Water Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

WITH A COPY TO:
K. Thor Lundgren, Esq.
Marcia Y. Lucas, Esq.
Michael Best & Friedrich LLP
100 East Wisconsin Avenue, Suite 3300
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box):
[	]	Immediately upon filing pursuant to paragraph (b).
[ x ]		On July 31, 2008 pursuant to paragraph (b).
[	]	60 days after filing pursuant to paragraph (a)(1).
[	]	On (date) pursuant to paragraph (a)(1).
[	]	75 days after filing pursuant to paragraph (a)(2).
[	]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
July 31, 2008

NICHOLAS FUND, INC.

Consistency in a World of Change

[INSERT ARTWORK – OAK TREE]

The Securities and Exchange Commission
has not approved or disapproved of the Fund's shares or
determined whether this prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com

Nicholas Fund, Inc. (the "Fund") is a no-load, diversified fund. The Fund's investment objective is long-term growth.

This Prospectus gives vital information about the Fund.

For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

Investment Adviser
NICHOLAS COMPANY, INC.

Minimum Initial Investment - $500

TABLE OF CONTENTS
Page
OVERVIEW	1
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	4
FINANCIAL HIGHLIGHTS	7
THE FUND'S INVESTMENT ADVISER	8
PRICING OF FUND SHARES	9
PURCHASE OF FUND SHARES	10
REDEMPTION AND EXCHANGE OF FUND SHARES	12
USE OF A PROCESSING INTERMEDIARY TO PURCHASE AND REDEEM FUND SHARES	14
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	15
TRANSFER OF FUND SHARES	16
DISTRIBUTION OF FUND SHARES	16
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS	16
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN	17
SYSTEMATIC WITHDRAWAL PLAN	18
TAX DEFERRED ACCOUNTS	18
DISCLOSURE OF PORTFOLIO HOLDINGS	18
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

     You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

     This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.

OVERVIEW

Investment Objective

     The Fund strives to increase the value of your investment over the long-term ("long-term growth").

Principal Investment Strategies

     To pursue the Fund's goal of long-term growth, it primarily invests in common stocks of domestic medium-and large-sized companies believed to have growth potential. The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2 billion as "small," between $2 billion and $10 billion as "medium" and greater than $10 billion as "large." To a lesser extent, the Fund may invest in companies with small market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.

     For further information on the Fund's principal investment strategies and how the Fund invests, see "Investment Objective, Principal Investment Strategies and Risks."

Principal Risks of Investing

     As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund's investments go down, you may lose money.

The principal risks of investing in the Fund are:

Market Risk – Market risk involves the possibility that the value of the Fund's investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Although the Fund will invest most of its assets in the securities of medium- and large-sized companies, the Fund may face additional risks due to its investments in small-sized companies. Securities of small- to medium-sized companies often fluctuate in price more than common stocks of larger companies.

Selection Risk - The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved.

     For further information on the Fund's principal investment strategies and risks of investing in the Fund, see "Investment Objective, Principal Investment Strategies and Risks."

Performance

     The bar chart and table shown below provide some indication of the risks of investing in the Fund. They show the variability of the Fund's total return for the last ten calendar years(1) and how the Fund's historical performance compares with alternative broad measures of market performance.

BAR CHART PLOT POINTS
1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
13.12%	1.70%	(1.47)%	(10.98)%	(21.85)%	28.66%	11.80%	5.60%	9.34%	1.65%

(1)	The Fund's fiscal year end is March 31. The Fund's calendar year-to-date return (six months) as of June 30, 2008 was (12.15)%.

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 19.29% (for the quarter ended December 31, 1998) and the lowest quarterly return was (15.97)% (for the quarter ended September 30, 2001).

     This next table shows how the Fund's average annual total returns for the one, five and ten year periods ending on December 31, 2007 (the Fund's most recently completed calendar year), compared to the returns of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The table also shows the Fund's average annual total returns after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One	Five	Ten
	Year	Year	Year
Nicholas Fund, Inc.
Return Before Taxes	1.65%	11.04%	2.90%
Return after Taxes on Distributions	(1.00)%	9.85%	1.45%
Return After Taxes on Distributions
and Sale of Fund Shares	4.72%	9.62%	2.19%
S&P 500 Index (1)	5.49%	12.83%	5.91%

(1) The average annual total returns on the index do not reflect deductions for taxes, fees and expenses.

     The S&P 500 Index is a capitalization-weighted index that represents the average performance of a group of stocks of 500 companies and is a widely used benchmark for large-capitalization U.S. stocks.

Of course, the Fund's past performance (before and after taxes) is no guarantee of its future returns.

FEES AND EXPENSES OF THE FUND

     Fund investors pay various fees and expenses, either directly or indirectly. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None (1)
Exchange Fee	None

Annual Fund Operating Expenses (2)
(expenses that are deducted from Fund assets)
Management Fees	0.65%
Distribution [and/or Service] (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund's transfer agent charges $15.00 for each wire redemption.

(2)	Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended March 31, 2008.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One	Three	Five	Ten
	Year	Year	Year	Year
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%
return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these
assumptions, your costs would be:	$77	$240	$417	$930

For a further description of the fees paid to the Fund's Adviser, Nicholas Company, Inc. (the "Adviser"),
see "The Fund's Investment Adviser."

Portfolio Management

Mr. Albert O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Albert O. Nicholas is President and a Director of the Fund, and a Director of
the Adviser since 1967. He served as President of the Adviser from 1967 to 1998, and currently serves as the Chief
Executive Officer of the Adviser. For a further discussion of Mr. Albert O. Nicholas' experience, see "The Fund's
Investment Adviser."

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     This section provides a more detailed description of the Fund's investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the principal investment strategies and principal risks of investing in the Fund.

What is the Fund's investment objective?

     The investment objective of Nicholas Fund, Inc. is to increase the value of your investment over the long-term ("long-term growth").

How does the Fund pursue its investment objective?

     The Fund strives to meet its investment objective by investing primarily in a diversified portfolio of equity securities of large- and medium-sized U.S. companies, which it believes, have growth potential.

     The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

Market Capitalization
Small	0 to $2 Billion
Medium	$2 Billion to $10 Billion
Large	Over $10 Billion

     To pursue the Fund's goal it also may, to a lesser extent, invest in companies with small capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including:

  a company's strategic position in its industry
  sales and earnings growth
  product development
  quality of management
  overall business prospects
  a company's price-to-earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     In general, income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of related industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

     The Fund may hold an investment for any length of time, and may buy or sell securities whenever the Fund sees an appropriate opportunity. The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

Does the Fund invest in securities other than equity securities?

     The Fund expects that a major portion of its portfolio will be invested in common stocks of the types of companies, and in the manner previously described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 5% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 5% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     Although the Fund's primary investment strategy is long-term growth, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

     Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

     Percentage limitations generally apply on the date of investment by the Fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

What are the principal risks of investing in Nicholas Fund?

     Market Risk. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares, may occur because among other things, a particular stock market fluctuates. Stock markets tend to move in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

     Portfolio-Specific Risk. From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on similar companies within the industry. Because the Fund invests most of its assets in the securities of large- and medium-sized companies, and to a lesser extent the securities of small companies, the Fund may be subject to additional risks. Small-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies. If the values of the Fund's investments in small- to medium-sized companies decrease, the value of the Fund's shares also may go down.

     Selection Risk. The Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.

     Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional Information ("SAI"), which is incorporated by reference herein.

     The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's SAI, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest and the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, you should request a copy of the SAI. To learn how to obtain a copy, see the back cover page of this Prospectus.

     As with any mutual fund, there can be no guarantee that the Fund will achieve its goals or that you will not lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objective will be achieved.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years ended March 31, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's Annual Report, which is incorporated by reference into the SAI and which may be obtained without charge by calling or writing the Fund.

		Year Ended March 31,

	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF
PERIOD	$ 57.85	$61.49	$60.05	$56.14	$40.37
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.21	.80	.26	.10	.09
Net gain (loss) on securities (realized and
unrealized)	(2.85)	.71	6.75	4.29	15.77
Total from investment operations	(2.64)	1.51	7.01	4.39	15.86
LESS DISTRIBUTIONS
From net investment income	(.23)	(.82)	(.25)	(.07)	(.09)
From net capital gain	(9.95)	(4.33)	(5.32)	(.41)	--
Total distributions	(10.18)	(5.15)	(5.57)	(.48)	(.09)
NET ASSET VALUE, END OF PERIOD	$ 45.03	$57.85	$61.49	$60.05	$56.14

TOTAL RETURN	(6.47)%	2.55%	12.25%	7.81%	39.31%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$1,690.7	$2,213.5	$2,504.9	$2,434.5	$2,470.8
Ratio of expenses to average net assets	.75%	.75%	.77%	.75%	.73%
Ratio of net investment income to average net
assets	.37%	1.30%	.41%	.17%	.17%
Portfolio turnover rate	31.18%	29.96%	32.48%	20.94%	18.18%

     Please consider the performance information above in light of the Fund's investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Fund shares may go up and down.

THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

     The Adviser is the investment adviser to six other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas High Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.). As of March 31, 2008, the Adviser had approximately $2.6 billion in assets under management.

     The annual fee paid to the Adviser under the Investment Advisory Agreement is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month.

The following table illustrates the calculation of the Adviser's annual fee:

Annual Fee Calculation (Based on the
Net Asset Value of the Fund	Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.75 of 1%
In excess of $50,000,000	0.65 of 1%

     For the fiscal year ended March 31, 2008, the aggregate fee paid to the Adviser was 0.65% of the Fund's average net assets. A discussion regarding the basis for the Board of Director's approval of the Fund's Investment Advisory Agreement can be found in the Fund's Semiannual Report to Shareholders for the period ended September 30, 2007.

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. The Fund also pays the Adviser for accounting and administrative services provided to the Fund by the Adviser that the Fund is obligated to pay under the Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. A description of the payment guidelines is included in the Fund's SAI under "The Fund's Investment Adviser."

     Mr. Albert O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Albert O. Nicholas was the sole Portfolio Manager of the Fund from its inception in July 1969 through November 1996. From November 1996 through April 2008, Messrs. Albert O. Nicholas and David O. Nicholas were Co-Portfolio Managers of the Fund. Mr. Albert O. Nicholas is President and a Director of the Fund, and a Director of the Adviser since 1967. He served as President of the Adviser from 1967 to 1998, and currently serves as Chief Executive Officer of the Adviser. Mr. Albert O. Nicholas also serves as a Portfolio Manager to another fund managed by the Adviser, and is a Chartered Financial Analyst. The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

     Albert O. Nicholas is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser.

PRICING OF FUND SHARES

     The Fund's price per share is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. Securities of the Fund are valued at market value, or if a market quotation is not readily available, their fair value is determined in good faith using procedures adopted by the Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different than the last quoted market value. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., New York time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund's SAI.

     Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day's price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

MINIMUM INVESTMENT	$500	$100
$50 via the Automatic Investment Plan

BY MAIL	Complete and sign the	Send your check along with the
Regular Mail:	Account Application.	Invest by Mail form detached from
Nicholas Funds		your confirmation statement.
c/o U.S. Bancorp Fund Services, LLC	Make your check payable to
P.O. Box 2944	Nicholas Funds.	Send your check payable to Nicholas
Milwaukee, Wisconsin 53201-2944		Funds with your account number in
the memo field.
Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

BY INTERNET –	You may not make an initial	Visit www.nicholasfunds.com and
www.nicholasfunds.com	purchase of Fund shares via	click on "Account Access" to purchase
The Fund must have bank instructions on	the internet.	or exchange shares from another fund
file to purchase Fund shares this way.		in the Nicholas complex.

BY TELEPHONE – 800-544-6547	You may not make an initial	Call the Fund's transfer agent, U.S.
414-276-0535	purchase of Fund shares via	Bancorp Fund Services LLC, during
The Fund must have bank instructions on	the telephone.	business hours (8:00 A.M. to 7:00
file to purchase Fund shares this way.		P.M. Central Time).

Telephone calls will be recorded.

BY WIRE	Complete and send in an	Call U.S. Bancorp to notify
U.S. Bank, N.A.	Account Application. The	800-544-6547 or 414-276-0535.
ABA 075000022	completed application must be
U.S. Bancorp Fund Services, LLC	received in advance of the
Account 112-952-137	wire.
Nicholas Fund, Inc.
(shareholder account number)	Call U.S. Bancorp to notify
(shareholder registration)	800-544-6547 or
414-276-0535.

AUTOMATIC INVESTMENT PLAN	Not applicable.	Contact the Fund for additional
U.S. Bancorp		information.
800-544-6547 or 414-276-0535

Other Information about Purchasing Fund Shares

     Your application to purchase Fund shares must be in proper order to be accepted may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Purchase of shares will be made in full and fractional shares computed to three decimal places.

     Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, cashiers checks, third-party checks, Treasury checks, credit card checks, starter checks and money orders will not be accepted. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent or your Automated Clearing House ("ACH") transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders.

     Under the Automatic Investment Plan, you may purchase Fund shares automatically on a monthly basis. You may authorize the Fund to withdraw $50 or more from your bank on a monthly basis. To participate in this plan, you must complete the "Automatic Investment Plan" section of the application or contact the Fund at 800-544-6547 for additional information.

     In compliance with the USA Patriot Act of 2001, please note that the transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted as a permanent street address. Please contact U.S. Bancorp (800-544-6547 or 414-276-0535) if you need additional assistance when completing your application. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. Citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

     If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

     You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp or the Fund.

     Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 15 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.

     The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. If you are making an initial investment by wire, you must first complete and return to the appropriate address an Account Application.

     Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum. The Fund's transfer agent may charge an activity fee for certain requests, including but not limited to, requesting stop payment on a redemption check and overnight delivery of redemption proceeds.

     The Fund will not issue certificates representing Fund shares unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund will not issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL	Written redemption and exchange requests must include the
Regular Mail:	name of the Fund, the account number(s), the amount of
Nicholas Funds	money or number of shares being redeemed or exchanged,
c/o U.S. Bancorp Fund Services, LLC	the name(s) on the account(s) and the signature(s) of each
P.O. Box 2944	registered account holder. If an account registration is
Milwaukee, Wisconsin 53201-2944	individual, joint tenants, sole proprietorship, custodial
(Uniform Transfer to Minors Act), or general partners, the
Overnight Mail:	written request must be signed exactly as the account is
Nicholas Funds	registered. If the account is owned jointly, all owners must
c/o U.S. Bancorp Fund Services, LLC	sign.
Third Floor
615 East Michigan Street	If you have certificates for your shares, you must send the
Milwaukee, Wisconsin 53202	certificate(s) for the full shares with your written
redemption request signature guaranteed by an eligible
"guarantor institution," which is a bank, savings and loan
association, credit union, or member firm of a national
securities exchange to the above address. A notary public
is not an acceptable guarantor.

BY INTERNET – www.nicholasfunds.com	Visit www.nicholasfunds.com and click on "Account
The Fund must have bank instructions on file to	Access" to redeem or exchange shares to another fund in
redeem Fund shares this way.	the Nicholas complex.

BY TELEPHONE – 800-544-6547	Call the Fund's transfer agent, U.S. Bancorp Fund Services
414-276-0535	LLC, during business hours (8:00 A.M. to 7:00 P.M.
Central Time).
Telephone calls will be recorded.

BY WIRE – 800-544-6547	Call U.S. Bancorp to request wire redemptions.
414-276-0535

SYSTEMATIC WITHDRAWAL PLAN	Contact the Fund for additional information.
U.S. Bancorp
800-544-6547 or 414-276-0535

Other Information about Redeeming and Exchanging Fund Shares

     All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.

     The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time payment will be made.

     You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. Proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre-authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.

     You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.

     During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.

     Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     You may not fax your redemption or exchange request. The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.

     The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

For federal income tax purposes, redemptions and exchanges generally are treated as a sale of the shares being redeemed or exchanged. You may recognize a capital gain or loss equal to the difference between the redemption or exchange price and your cost basis for the shares being redeemed or exchanged. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information. If you have an individual retirement account ("IRA") or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet.

     Nicholas Company, Inc. also is the Adviser to Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc., which offer both Class I and Class N shares, as well as Nicholas Equity Income Fund, Inc., Nicholas Liberty Fund and Nicholas Money Market Fund, Inc, all of which have investment objectives as discussed in separate prospectuses.

     If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Minimum investment requirements must be met, with the exception that if you were a shareholder of any of the Nicholas Funds discussed above as of March 1, 2005, you may qualify to exchange into the Class I shares of Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc.. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received and your Nicholas Money Market Fund, Inc. shares will be issued. However, on days when the Federal Reserve Banks are closed, the Nicholas Money Market Fund, Inc. is unable to invest your exchanged amount; therefore you will not receive interest for this one-day period.

     If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.

     A signature guarantee helps protect the Fund and shareholders against fraud. A signature guarantee of each owner is required in the following situations:

  if you change or transfer the registration of your account if you change the bank account of record for your account
  if you opted out of telephone or internet privileges and would like to re-establish these on your account upon redemption of shares when certificates have been issued for your account when you want the redemption proceeds sent to a different address than is registered on the account if the redemption proceeds are to be made payable to someone other than the account owner(s)
  any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund if a change of address request has been received by the Fund or its transfer agent within 15 days of a redemption request for redemption requests greater than $100,000.

     Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor. The Fund may waive or modify any signature guarantee requirements at any time.

     If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.

USE OF A PROCESSING INTERMEDIARY TO

PURCHASE AND REDEEM FUND SHARES

     You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. If you invest in the Fund through a Processing Intermediary, the Processing Intermediary rather than you may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

     Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     Frequent purchases and sales of fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of the fund's portfolio, may impact fund performance and may increase brokerage, administrative and other expenses. The Fund reserves the right to reject any purchase request, including exchange requests from other Nicholas Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, the Fund cannot ensure that its efforts will eliminate all risks of market timing.

     The Fund discourages disruptive trading in Fund shares for abusive purposes in accordance with the policies and procedures adopted by the Fund's Board of Directors, which are reasonably designed to detect and discourage disruptive trading. These policies and procedures apply to any account, whether an individual account or an account referred to as an "omnibus account" where a financial intermediary holds Fund shares for a number of its customers in one account. Because there is currently no generally applied standard in the marketplace as to what level of trading activity is abusive, the Board of Directors elected not to adopt rigid rules specifying what activity is abusive or how suspected abusive activity will be addressed. In adopting the Fund's policies and procedures, the Board of Directors determined that it would be in the best interests of shareholders to provide flexibility in dealing with such activities.

     Under the Fund's policies and procedures, the Fund currently uses various methods to deter disruptive activity in both individual and omnibus accounts, including but not limited to, selective monitoring of trading activity and undertaking preventive action designed to discourage and preclude disruptive traders from entering the Fund. We may consider trading in the Fund's shares to be disruptive if we detect one or more of the following in an account:

  Shares traded out of the Fund within a short period of time after the shares were purchased;
  Two or more purchases and redemptions are made within a short period of time;
  A series of transactions within the Fund that is indicative of a timing pattern or strategy; or
  One or more large trades relative to the Fund's overall size.

     The Fund reserves the right to take responsive action to trading activity deemed disruptive by the Fund's compliance committee, even though such trades may not fall into one or more of these categories.

     In connection with our review of suspected disruptive trading, we may, at our option, contact the individual or entity or the financial intermediary believed to be engaged in or to have facilitated such trading. If we reasonably believe that the trading was disruptive, we will ask that investor or financial intermediary to refrain from such activity in the future. In addition, the investor or financial intermediary may be restricted from future purchases into the Fund and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex.

     In determining what action to take with respect to suspected disruptive trading activity, the Fund will act in a manner that is consistent with the best interests of the Fund's shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the policies and procedures approved by the Board of Directors.

     While the Fund does not accommodate market timing activities engaged in for abusive purposes, the methods used by the Fund to deter and detect market timing activities involve judgments that are inherently subjective and our response to potentially disruptive trading activity may not be uniform. This means that the Fund may not take remedial action against investors detected engaging in a disruptive trade for reasons believed by the Fund to be legitimate and non-abusive. Examples of legitimate trading activities include, but may not be limited to, asset allocation, dollar cost averaging, emergency liquidations, estate planning measures or similar activities that may nonetheless arguably result in disruptive trading of Fund shares.

     There is a risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent abusive market timing activities. For example, it may be difficult for the Fund to identify such activities engaged in by investors through the use of omnibus accounts administered by financial intermediaries who transmit purchase, exchange, or redemption orders to the Fund on behalf of their customers who are the beneficial owners. Short-term trading by these investors is likely to go undetected by the Fund.

     If the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from excessive or disruptive trading of Fund shares, even when the trading is not for abusive purposes.

TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (800-544-6547 or 414-276-0535) prior to submitting any transfer requests.

DISTRIBUTION OF FUND SHARES

     Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the distributor and principal underwriter of the Funds' shares. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year.

     For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made in June and December of each year. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

     Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan"). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.

     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund's transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.

SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual payments for any designated amount. You may elect to have a check sent to you at your address of record, or proceeds can be sent directly to your predetermined bank account via electronic funds transfer through the Automated Clearing House network. When you participate in the Plan all income and capital gain dividends should be reinvested in shares of the Fund. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund's transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

TAX DEFERRED ACCOUNTS

     If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP, and SIMPLE IRAs; a Master Retirement Plan for self-employed individuals and partnerships; and Coverdell Savings Accounts for qualified education expenses for children under age 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up-to-date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

DISCLOSURE OF PORTFOLIO HOLDINGS

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. There can be no assurance that the Fund's policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
Chicago, Illinois

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's Statement of Additional Information ("SAI"), dated July 31, 2008, contains more detailed information on all aspects of Nicholas Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders. The Fund's Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request a free copy of the current Annual/Semiannual Report or SAI or other information about the Fund, or to make shareholder inquiries, please write or call: Nicholas Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-544-6547 (toll-free). Along with the Fund's Annual/Semiannual Report and SAI, additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

In addition, you can review and copy the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Commission's Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For the most current price and return information for the Fund, you may call the Fund at 800-544-6547 (toll-free) or 414-276-0535 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" - "Nich." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NICSX" or cusip number 653735100.

Investment Company Act File No. 811-01728

NICHOLAS FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

700 North Water Street, Suite 1010 Milwaukee, Wisconsin 53202 414-276-0535 800-544-6547

     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Fund, Inc. (the "Fund"), dated July 31, 2008. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus, as it may be revised from time to time, and the Fund's Annual Report for the fiscal year ended March 31, 2008, which are incorporated herein by reference. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND

Investment Adviser NICHOLAS COMPANY, INC.

July 31, 2008

INTRODUCTION

Nicholas Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on July 10, 1968. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $.50 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

The investment objectives and strategies of the Fund described in this Statement of Additional Information ("SAI"), supplement the investment objectives and investment strategies disclosures included in the Fund's Prospectus under the caption "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS." Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objectives.

Certain Other Investment Strategies and Portfolio Investments

From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase by and sale to the public under the Securities Act of 1933, as amended). These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 10% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. The Fund is not limited as to the maturities of the debt securities in which it invests. These types of investments are made by the Fund when the Adviser believes they offer the possibility of appreciation in value.

The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions warrant. "Investment grade fixed income securities" are fixed income securities ranked in one of the top four debt security rating categories of any of the nationally recognized statistical rating organizations ("NRSROs"), or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase. The Fund usually will not invest more than 5% of its total assets in non-investment grade fixed income securities. In the case of a temporary defensive position, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. Not more than 20% of the Funds total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 10% of the Fund's total net assets, taken at market.

The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of its total net assets.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares or, if it is less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

1.	The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

(a) the purchase of a portion of an issue of publicly distributed debt securities;

(b) investments in repurchase agreements in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven (7) days will not constitute more than 10% of the total net assets, taken at market; and

(c) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions in an amount not to exceed 10% of the Fund's total net assets, taken at market.

2.	The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts, but not more than 10% in value of the Fund's total net assets will be so invested.

3.	The Fund may make temporary bank borrowings (not in excess of 5% of the lower of cost or market value of the Fund's total assets) for emergency or extraordinary purposes.

4.	The Fund will not pledge any of its assets.

5.	Securities of other regulated investment companies will not be purchased, except on the open market where no commission or profits result, other than the broker's commission, or as a part of a plan of merger, consolidation or reorganization approved by shareholders of the Fund. No more than 5% of the value of the Fund's total net assets will be invested in the securities of other regulated investment companies.

6.	Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

7.	Not more than 5% of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (excluding U.S. Government securities).

8.	Not more than 25% of the Fund's total assets will be concentrated in companies of any one industry or group of related industries.

9.	The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or an officer or director or shareholder or other interested person of the Adviser.

10.	The Fund will not issue senior securities.

Investment Restrictions Which May Be Changed Without Shareholder Approval

The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

  No investments are permitted in any securities issued by a company if one or more directors or shareholders or other affiliated persons of its investment adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such companies stock or security
  Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)
  No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or other mineral activities are permitted)
  No investments are permitted in puts, calls, straddles, spreads or any combination thereof
  Not more than 1% of its total net assets may be invested in restricted securities
  No purchase of securities of any company are permitted if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such company
  No investments are permitted in warrants, valued at the lower of cost or market, which exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value

The Board will give advance notice to shareholders of any change to these investment restrictions.

     Except as otherwise may be stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

Portfolio Turnover Rate

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, with maturities or expiration dates at the time of acquisition that are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

Although the Fund's primary investment strategy does not include investing for the purpose of seeking short-term profits, securities in the portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Funds' investment objective without regard to the length of time a particular security may have been held. For the fiscal year ended March 31, 2008, the turnover rate for the Fund was 31.18% compared to 29.96% for the fiscal year ended March 31, 2007.

Disclosure of Portfolio Holdings

     The Fund's Board of Directors has approved policies and procedures developed by the Adviser governing the disclosure of the Fund's portfolio holdings. The policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of Fund shareholders and consistent with applicable law. In addition, the Fund's policies and procedures are designed to appropriately address the potential for conflicts of interest. There can be no assurance that the policy on portfolio holdings disclosure will be effective in protecting the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     The policy and procedures generally prohibit the disclosure of the Fund's portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission ("SEC") or posted to the Fund's website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund's portfolio composition is also posted to the Fund's website at www.nicholasfunds.com under the heading "Quarterly Factsheet" generally 10 days or more following a calendar quarter end. This summary composition may include the Fund's top ten holdings and a breakdown by sector.

     The policy and procedures provide for certain exceptions to the portfolio holdings release policy described above where (i) disclosures are made for legitimate business purposes, (ii) recipients are subject to a duty of confidentiality and (iii) recipients are subject to a duty to refrain from trading based on the disclosed information or otherwise using the information except as necessary in providing services to the Fund. At the time, the Fund has ongoing arrangements for the disclosure of portfolio holdings for legitimate business purposes with:

1.	Designed employees of the Fund's Adviser in the course of performing daily operations of the Fund, including but not limited to, portfolio analysis, accounting and administration, who receive such information daily.

2.	Various service providers that require such information in order to assist the Fund with its operations: the Fund's custodian, currently U.S. Bank N.A., independent registered public accounting firm, currently Ernst & Young, LLP, legal counsel, currently Michael Best & Friedrich LLP, and proxy voting service, currently Institutional Shareholder Services Inc. (a division of RiskMetrics Group, Inc.). U.S. Bank N.A and Institutional Shareholder Services Inc. receive such information on a daily bases, while Ernst & Young, LLP and Michael Best & Friedrich LLP receive such information as necessary in connection with professional services provided to the Fund.

3.	Financial printers in connection with the printing of Fund publications for distribution to shareholders. Information is provided to printers as soon as practicable after completion of a required reporting period or a reasonable period before a publication target date.

4.	Portfolio analysis services: Bloomberg and Factset. Such information is provided daily.

5.	Rating and ranking organizations in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund attributes (such as turnover and industry and sector diversification) compare with those of peer funds, currently provided within 15 days of month-end: Lipper Inc., Mellon Analytical Solutions, Morningstar and Standard & Poors.

     The Adviser's compliance committee, which is comprised of the Chief Compliance Officer and members of the Adviser's compliance committee designated by the Chief Compliance Officer, have the authority to authorize portfolio disclosures to other third-party service providers not included herein, such as, rating and ranking organizations and intermediaries that may distribute the Fund's shares. Each initial disclosure to an entity or organization of the Fund's portfolio holdings must be authorized by the Chief Compliance Officer or a member of the Adviser's compliance committee designated by the Chief Compliance Officer in accordance with policies and procedures adopted by the Adviser designed to ensure compliance with the Investment Company Act and the Investment Advisor's Act of 1940.

     The Fund and its Adviser do not receive compensation or other consideration relating to the disclosure of information about the Fund's portfolio securities.

     The Fund's Board of Directors will review this policy periodically as part of its ongoing oversight of the Fund's compliance program in addition to receiving periodic reports from the Chief Compliance Officer as to the disclosures made under this policy. The Adviser's compliance committee will review compliance with and the effectiveness of the policies and procedures on an ongoing basis.

INVESTMENT RISKS

This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the "INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS" section in the Fund's Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time.

Other Risks Related to Certain Portfolio Investments and Strategies. Although the Fund generally will invest in the common stocks of large- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

Liquidity, Information and Valuation Risks of Certain Portfolio Investments Securities of unseasoned companies and securities issued in private placements, which may be acquired by the Fund from time to time, may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

Debt Securities and Preferred Stock From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will move up or down in response to changes in interest rates more than shorter-term securities. The Fund may invest in both short-term and long-term securities. The Fund is not limited as to the maturities of the debt securities in which it invests. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

Fixed Income Securities The Fund's investments in investment grade and non-investment grade fixed income securities may carry some risk. Investment grade fixed income securities described in the fourth category of the NRSROs possess speculative characteristics. In addition, non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of the Fund investments in fixed income securities also may adversely impact the Fund's net asset value.

Repurchase Agreements While the underlying obligation of a repurchase agreement purchased by the Fund is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

Borrowings The use of borrowings can increase the Fund's exposure to market risk. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

THE FUND'S INVESTMENT ADVISER

Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to six other mutual funds and to numerous institutions and individuals with substantial investment portfolios.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month. The annual fee is seventy-five one hundredths of one percent (0.75 of 1%) of the average net asset value of the Fund up to and including $50,000,000 and sixty-five one hundredths of one percent (0.65 of 1%) of the average net asset value in excess of $50,000,000. For the fiscal year ended March 31, 2008, total net assets of the Fund were $1,690,676,436. During the fiscal years ended March 31, 2008, 2007 and 2006, the Fund paid the Adviser an aggregate of $13,278,972, $15,236,560 and $16,218,544, respectively, in fees.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. In addition, the Fund is required to pay for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Other operating expenses that the Fund is required to pay under the Investment Advisory Agreement include accounting and administrative services provided to the Fund by the Adviser. On July 24, 2006, the Board of Directors, including a majority of the independent directors, approved a proposal by the Adviser in accordance with the terms of the Investment Advisory Agreement, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services. Without regard to the actual expenses charged to the Fund by the Adviser, the quality and quantity of services may not be reduced and must be consistent with past practice. During the fiscal years ended March 31, 2008, 2007 and 2006, the Fund paid the Adviser an aggregate of $498,226, $732,994 and $1,148,420, respectively, in accounting and administrative fees. Prior to November 1, 2004, with limited exceptions, the Adviser did not charge, and was not paid by the Fund, for providing such services. Also included as operating expenses that are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 97% of the outstanding voting securities of the Adviser. David L. Johnson is Executive Vice-President of the Fund and Executive Vice-President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas is a Senior Vice-President of the Fund and Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas is a Senior Vice-President of the Fund and Senior Vice-President of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Candace L. Lesak is Vice-President of the Fund and is an employee of the Adviser. Jeffrey T. May is a Senior Vice-President, Treasurer and Chief Compliance Officer of the Fund and Executive Vice-President, Treasurer and Chief Compliance Officer of the Adviser. Lawrence J. Pavelec, Senior Vice President of the Fund, is Senior Vice President of the Adviser. Mark J. Giese is a Vice-President of the Fund and a Vice-President of the Adviser. K. Thor Lundgren, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, is a Director of the Adviser. Mr. Lundgren is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS AND PORTFOLIO MANAGERS OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of June 30, 2008. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Positions	Length of		Complex	Directorships
	Held With	Time	Principal Occupations	Overseen	Held by
Name, Age and Address	Fund	Served	During Past Five Years	by Director	Director
INTERESTED DIRECTOR

Albert O. Nicholas, 77 (1), (3)	President,	(2), 39 years	Chief Executive Officer and	3	None
	Director and		Chairman of the Board,
	Portfolio		Nicholas Company, Inc., the
	Manager		Adviser to the Fund. He is
Portfolio Manager of and
primarily responsible for the
day-to-day management of
the portfolios of the Fund and
Nicholas Equity Income
Fund, Inc. He served as Co-
Portfolio Manager of the
Fund from November 1996
until April 2008 and Nicholas
Equity Income Fund, Inc.
from July 2001 until April
2008. He formerly was the
sole Portfolio Manager of
these funds since each fund's
inception. He formerly was
the Co-Portfolio Manager of
Nicholas High Income Fund,
Inc. He is a Chartered
Financial Analyst.
DISINTERESTED
DIRECTORS
Robert H. Bock, 76	Director	(2), 31 years	Private Investor, Dean	6	None
Emeritus of Business Strategy
and Ethics, University of
Wisconsin School of
Business, 1997 to present.

Jay H. Robertson, 56	Director	(2), 6 years	Private Investor, April 2000	7	None
to present. Chairman of the
Board, Robertson-Ryan and
Associates, Inc., an insurance
brokerage firm from 1993 to
March 2000.
OFFICERS
David L. Johnson, 66 (3)	Executive	Annual,	Executive Vice President,	N/A	N/A
	Vice	28 years	Nicholas Company, Inc., the
	President		Adviser to the Fund, and
employed by the Adviser
since 1980. He is a Chartered
Financial Analyst.

Jeffrey T. May, 52	Senior Vice	Annual,	Executive Vice President,	N/A	N/A
	President,	15 years	Treasurer and Chief
	Secretary,		Compliance Officer, Nicholas
	Treasurer		Company, Inc., the Adviser to
	and Chief		the Fund, and employed by
	Compliance		the Adviser since 1987. He is
	Officer		Portfolio Manager of
Nicholas Money Market
Fund, Inc. He is a Certified
Public Accountant.

Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Positions	Length of		Complex	Directorships
	Held With	Time	Principal Occupations	Overseen	Held by
Name, Age and Address	Fund	Served	During Past Five Years	by Director	Director
David O. Nicholas, 47 (3)	Senior Vice	Annual,	Chief Investment Officer and	N/A	N/A
	President	19 years	Director, Nicholas Company,
Inc., the Adviser to the Fund
and employed by the Adviser
since 1986. He is Portfolio
Manager of and primarily
responsible for the day-to-day
management of the portfolios
of Nicholas II, Inc. and
Nicholas Limited Edition,
Inc. He also served as Co-
Portfolio Manager of the
Fund from November 1996
until April 2008, Nicholas
High Income Fund, Inc. from
April 2001 until April 2008
and Nicholas Equity Income
Fund, Inc. from July 2001
until April 2008. He is a
Chartered Financial Analyst.

Lynn S. Nicholas, 52 (3)	Senior Vice	Annual,	Senior Vice President,	N/A	N/A
	President	23 years	Nicholas Company, Inc., the
Adviser to the Fund, and
employed by the Adviser
since 1983. She is a
Chartered Financial Analyst.

Lawrence J. Pavelec, 49	Senior Vice	Annual,	Senior Vice President,	N/A	N/A
	President	3 years	Nicholas Company, Inc., the
Adviser to the Fund, and
employed by the Adviser
since April 2003. He is
Portfolio Manager for and
primarily responsible for the
day-to-day management of
the portfolio of Nicholas High
Income Fund, Inc. since April
2008. He served as Co-
Portfolio Manager of
Nicholas High Income Fund,
Inc. from April 2003 until
April 2008. He was a
portfolio manager for Brandes
Investment Partners from
1999 to April 2003. He is a
Chartered Financial Analyst.

Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Positions	Length of		Complex	Directorships
	Held With	Time	Principal Occupations	Overseen	Held by
Name, Age and Address	Fund	Served	During Past Five Years	by Director	Director
Mark J. Giese, 37	Vice	Annual,	Vice President, Nicholas	N/A	N/A
	President	11 years	Company, Inc., the Adviser to
the Fund, and employed by
the Adviser since 1994. He is
Portfolio Manager of and
primarily responsible for the
day-to-day management of
the portfolio of Nicholas
Liberty Fund (a series of
Nicholas Family of Funds,
Inc.). He is a Certified Public
Accountant and a Chartered
Financial Analyst.

Candace L. Lesak, 50	Vice	Annual,	Employee, Nicholas	N/A	N/A
	President	23 years	Company, Inc., the Adviser to
the Fund, since 1983. She is a
Certified Financial Planner.

(1)	Albert O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act because Mr. Nicholas is Chief Executive Officer and a Director of the Adviser and owns 97% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is the brother-in-law of Albert O. Nicholas.

See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2007. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises and are overseen by such director as of December 31, 2007.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Director in
Name of Director	Securities in the Fund	Family of Investment Companies

Albert O. Nicholas	Over $100,000	Over $100,000
Robert H. Bock	Over $100,000	Over $100,000
Jay H. Robertson	Over $100,000	Over $100,000

The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Fund, Inc. The amount of such fees is subject to increase or decrease at any time.

The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended March 31, 2008. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

	Aggregate	Pension or Retirement	Estimated	Total Compensation
	Compensation	Benefits Accrued As	Annual Benefits	From Fund and Fund
Name	From the Fund (1)	Part of Fund Expenses	Upon Retirement	Complex Paid to Directors (1)

Albert O. Nicholas (2)	$ 0	$0	$0	$ 0
Robert H. Bock (2)	11,250	0	0	28,000
Jay H. Robertson (2)	6,250	0	0	28,000

(1)	During the fiscal year ended March 31, 2008, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of meeting attendance fees. During the fiscal year ended March 31, 2008, the Fund compensated the disinterested directors at a rate of $1,562.50 per director per meeting attended. In addition, Mr. Robert Bock was paid $1,250 per meeting in 2008 in his capacity as the Chairman of the Board. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended March 31, 2008.

All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2)	Mr. Nicholas also is a member of the Board of Directors of Nicholas Equity Income Fund, Inc., and Nicholas Money Market Fund, Inc. Mr. Robert H. Bock also is a member of the Board of Directors of Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc. and Nicholas High Income Fund, Inc. Mr. Robertson also is a member of the Board of Directors of Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Liberty Fund (a series of the Nicholas Family of Funds, Inc.), Nicholas High Income Fund, Inc. and Nicholas Money Market Fund, Inc.

The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Fund has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Fund votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The Fund's management reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund's Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its Adviser. In general, the Fund will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services (a division of RiskMetrics Group, Inc.) ("ISS"). ISS is an independent firm that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants and other institutional investors. ISS services provided include in-depth research, global issuer analysis and voting recommendations. While the Fund generally will review and utilize the recommendations of ISS in making voting decisions, the Fund is in no way obligated to follow such recommendations. In addition to research and recommendations, ISS provides vote execution, reporting and recordkeeping.

     The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

     ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS - Generally, the Fund supports the company's nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Fund would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

     COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS - The Fund reviews on a case-by-case basis, utilizing ISS research, compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

     SOCIAL POLICY BASED PROPOSALS - The Fund considers proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, the Fund generally votes against proposals requesting reports that are duplicative, related to matters that are not material to the business or that would impose unnecessary or excessive costs.

     If the Fund's management believes that a material conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser's compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A material conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

     In August of each year the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec/gov or at the Fund's website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800-544-6547 (toll-free).

PRINCIPAL SHAREHOLDERS

All directors and executive officers of the Fund as a group (10 persons) beneficially own 2.04% of the outstanding shares of the Fund as of June 30, 2008.

PORTFOLIO MANAGERS OF THE FUND

For the fiscal year ended March 31, 2008, Mr. Albert O. Nicholas and Mr. David O. Nicholas were the Portfolio Managers of the Fund and were jointly and primarily responsible for the day-to-day management of the Fund. Effective April 2008, Mr. David O. Nicholas stepped down as Co-Portfolio Manager of the Fund. The following table identifies the number of accounts (other than the Fund) for which they are jointly and primarily responsible for the day-to-day management of and total assets of other such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts as of March 31, 2008.

Portfolio Managers	Registered Investment Companies, Pooled Investment Vehicles and Other Accounts
Albert O. Nicholas	1 registered investment company with $37 million in total assets under management and no pooled investment vehicles or other accounts
David O. Nicholas	4 registered investment companies with $739 million in total assets under management and no pooled investment vehicles or other accounts

     There are no accounts with respect to which the advisory fees are based on the performance of the account.

     Material conflicts of interest may arise when the Fund's portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for both Mr. Albert O. Nicholas and Mr. David O. Nicholas. These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers - Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

     The Adviser and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

The Fund's Portfolio Managers are employed and compensated by the Fund's Adviser, not the Fund. The Adviser compensates its portfolio managers based on the investment performance results of the funds and accounts they manage, the value of the assets in the funds and accounts they manage, in addition to the profitability of the Adviser. As of the Fund's most recently completed fiscal year, March 31, 2008, the Fund's Portfolio Managers' compensation consisted of a base salary, an annual discretionary bonus and participation in the Adviser's deferred compensation program (with the exception that Mr. A. Nicholas does not participate in the deferred compensation program due to his majority ownership of the Adviser). The Adviser reviews the base salary of the Portfolio Managers annually to ensure that it reflects their performance, is competitive within the industry and coincides with the skill level necessary to manage the Fund. The annual discretionary bonus is determined by the Adviser's Board of Directors based on a number of subjective and objective factors believed by the Adviser's Board of Directors to be material to its decision. Those factors that may be considered include, without limitation, the Fund's relative and actual long-term, intermediate, and short-term performance before taxes, the Fund's performance relative to its benchmarks and peer group, and the portfolio manager's overall contributions to the organization. The benchmarks and peer groups that the Adviser's Board of Directors may consider are determined annually in the board's discretion and may include, without limitation, the Standard and Poor's Indices and the Russell Indices. The deferred compensation pool is based on the profits of the Adviser and is divided among select employees of the Adviser on a discretionary basis.

The table below identifies beneficial ownership of the Fund's shares by the Portfolio Managers as of March 31, 2008.

Portfolio Managers	Dollar Range of Ownership of Securities
Albert O. Nicholas	Over $1,000,000
David O. Nicholas	Over $1,000,000

DISTRIBUTION OF FUND SHARES

Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is the distributor of the Funds' shares pursuant to a Distributor Agreement dated May 1, 2005. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     The sections captioned "PURCHASE OF FUND SHARES," "REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

     Shareholder purchase, redemption and exchange orders are processed using the net asset value ("NAV") next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, on the securities principal exchange, or in the absence of any sale on that day, the closing bid price. For valuing securities traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Bid prices for debt securities are obtained from the Fund's pricing service, which utilizes both dealer-supplied valuations and computerized pricing models. Debt securities listed on a national exchange may be priced at the last sales price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Securities for which there are no readily available market quotations will be valued at their then current fair value using methods determined in good faith by the Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, the Fund's value for that security is likely to be different from the last quoted market value.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Distributions generally will be made in June and December of each year. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total dividends received from domestic corporations in any one year are less than 100% of the Fund's gross income.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under the Code, dividends declared by the Fund to shareholders of record in December of any year will be deemed to have been received by (and will be taxable to) shareholders as of the record date, provided the dividend is actually paid by the Fund before February 1 of the following year.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

In instances where the Adviser determines that the supplemental research and statistical services are of significant value, the Adviser may place the Fund's transactions with brokers or dealers who may charge a higher commission than other brokers or dealers may have charged for the same transaction. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended March 31, 2008.

	Amount of Commissions
	Paid to Firms that
	Provided	Amount of Brokerage
	Research Services (1)	Transactions Involved (1)

The Fund	$503,107	$430,597,554

(1)	The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotations services, if any, rendered by the broker or dealer through whom a transaction is placed.

The Adviser may effect portfolio transactions with brokers or dealers who recommended the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

Over-the-counter market purchases and sales are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

The Fund paid aggregate brokerage commissions of approximately $1,836,942, $2,359,463 and $2,191,698 in the fiscal years ended March 31, 2008, 2007 and 2006, respectively.

     The Adviser, which is the investment adviser to seven registered investment companies (including the Fund) and other advisory clients (collectively, "client accounts"), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser's policy not to favor one client account over another in making investment recommendations or in placing orders.

     The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or "bunch") orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser's trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser's transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

     The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings ("IPOs") which provide that all portfolio managers for the Adviser's client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client's portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer's business and industry; (v) current composition of the client's portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by either Albert O. Nicholas or David O. Nicholas, and the Adviser's compliance officer.

     The Adviser's procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account's assets. Adviser clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

       The average annual total return of the Fund is calculated according to the following formula:

P(1+T)[n] = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total return (after taxes on distributions) of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)[n]=ATVD

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVD" equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

     The average annual total return (after taxes on distributions and sale of Fund shares) of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)[n]=ATVDR

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVDR" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

     After-tax returns for the Fund are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on you tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"), this information may not apply to your investment.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Fund's performance data represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

CAPITAL STRUCTURE

Nicholas Fund, Inc. is authorized to issue 200,000,000 shares of common stock, par value $0.50 per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares and shareholders have no preemptive, rights and may not cumulate their votes in the election of directors. The Funds' shares, when issued, are fully paid and non-assessable.

STOCK CERTIFICATES

The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, U.S. Bancorp Fund Services, LLC ("U.S. Bancorp"), and direct that his account be credited with the shares. A shareholder may in writing direct U.S. Bancorp at any time to issue a certificate for his shares without charge.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends March 31, an annual report or current prospectus containing financial statements audited by the Fund's Independent Registered Public Accounting Firm, Ernst & Young LLP, will be sent to shareholders.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank N.A. ("U.S. Bank") acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606 served as the Fund's independent registered public accounting firm for the fiscal year ended March 31, 2008.

     Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, counsel for the Fund, has passed upon the legality of the shares of the Fund being offered by this Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements, the financial highlights and notes thereto and the Report of Independent Registered Public Accounting Firm contained in the Annual Report of the Fund for the fiscal year ended March 31, 2008, which have been filed with the SEC pursuant to Rule 30e-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.

NICHOLAS FUND, INC. PART C OTHER INFORMATION

Item 23. Exhibits

(a)	Amended and Restated Articles of Incorporation were previously filed with the Registration Statement on Form N1-A (File No. 002-30447) and are incorporated herein by reference.

(b)	Amended and Restated Bylaws were previously filed with the Registration Statement on Form N1-A (File No. 002-30447) and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant's Amended and Restated Articles of Incorporation and Bylaws.

(d)	Amended Investment Advisory Agreement was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) and is incorporated herein by reference.

(e)	Distribution Agreement, dated as of May 1, 2005, among Quasar Distributors, LLC, Nicholas Company, Inc. and each fund in the Nicholas fund complex, including Nicholas Fund, Inc. is filed herewith.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Custodian Agreement was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) and is incorporated herein by reference.

(h)	Other Material Contracts

(i) Powers of Attorney were previously filed with the Registration Statement on Form N1-A (File No. 002-30447) and are incorporated herein by reference.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Code of Ethics

(i) Amended Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) and is incorporated herein by reference.

(ii) Amended Code of Ethics for Nicholas Company, Inc. was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) and is incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Fund.

No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant, Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas High Income Fund, Inc., Nicholas Liberty Fund (a series of Nicholas Family of Funds, Inc.), Nicholas Limited Edition, Inc., and Nicholas Money Market Fund, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has a separate Board of Directors responsible for supervising the investment and business management services provided by the Adviser.

Item 25. Indemnification.

     Article XIII of the Amended and Restated Articles of Incorporation of the Registrant provides for the indemnification of its officers and director against liabilities incurred in such capacities to the fullest extent permitted under Maryland General Business Corporation Law and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "Investment Company Act"). However, Section 7 of the Amended and Restated Bylaws of the Registrant provide that the Registrant may not indemnify any officer or director with respect to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Registrant maintains a joint errors and omissions insurance policy with a $10.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds. The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Indemnification of the Registrant's underwriter, Quasar Distributors, LLC is provided for in the Distribution Agreement, dated as of May 1, 2005, among Quasar Distributors, LLC, Nicholas Company, Inc. and each fund in the Nicholas fund complex, including Nicholas Fund, Inc., for certain losses incurred by Quasar Distributor, LLC arising in connection with services provided under the Distribution Agreement.

Item 26. Business and Other Connections of the Investment Adviser.

The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in during the past two fiscal years by the Registrant's investment adviser, Nicholas Company, Inc., and each director and officer of Nicholas Company, Inc. is incorporated by reference to the Adviser's Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission ("SEC"), dated January 28, 2008. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 27. Principal Underwriter.

     The Registrant's distributor, Quasar Distributors, LLC (the "Distributor") acts as principal underwriter and distributor for the following investment companies:

Academy Fund Trust	ActivePassive Funds	AIP Alternative Strategies Funds
AIP Underlying Funds Trust	Akros Absolute Return Fund	Al Frank Funds
Allied Asset Advisors Funds	Alpine Equity Trust	Alpine Income Trust
Alpine Series Trust	American Trust	Appleton Group
Ascentia Funds	Brandes Investment Trust	Brandywine Blue Funds, Inc.
Brazos Mutual Funds	Bridges Investment Fund, Inc.	Bristlecone Value Fund
Buffalo Funds	Capital Advisors Funds	Chase Funds
Cookson Peirce	Counterpoint Select Fund	Country Funds
Cullen Funds	Duncan-Hurst Funds	Edgar Lomax Value Fund
Empiric Funds, Inc.	Everest Funds	Fairholme Fund
FFTW Funds, Inc.	FIMCO Funds	First American Funds, Inc.
First American Investment Funds, Inc.	First American Strategy Funds, Inc.	Fort Pitt Capital Group, Inc.
Fund X Funds	Fusion Funds, LLC	Geneva Advisors All Cap Growth Fund
Glenmede Fund, Inc.	Glenmede Portfolios	Greenspring Fund
Greenville Small Cap Growth Fund	Guinness Atkinson Funds	Harding Loevner Funds
Hennessy Funds, Inc	Hennessy Mutual Funds, Inc.	Hester Total Return Fund
High Pointe Funds	Hodges Funds	Hotchkis and Wiley Funds
Huber Funds	Intrepid Capital Management	Jacob Internet Fund Inc.
Jensen Portfolio	Julius Baer Funds	Kensington Funds
Keystone Mutual Funds	Kiewit Investment Fund L.P.	Kirr Marbach Partners Funds, Inc
Leader Short Term Bond Fund	LKCM Funds	Marketfield Fund
Masters' Select Fund Trust	Matrix Asset Advisors, Inc.	McCarthy Fund
Monetta Fund, Inc.	Monetta Trust	MP63 Fund
Muhlenkamp (Wexford Trust)	USA Mutuals Fund	Nicholas Funds
Osterweis Funds	Perkins Capital Management	Permanent Portfolio Funds
Perritt Opportunities Funds	Phocas Financial Funds	PIA Funds
PIC Funds	Portfolio 21	Primecap Odyssey Funds
Prospector Funds	Prudent Bear Funds, Inc.	Purisima Funds
Quaker Investment Trust	Rainier Funds	Rigel Capital, LLC
Rockland Small Cap Growth Fund	Seascape Funds	Smead Value Fund
Snow Fund	Stephens Management Co.	Summit Funds
Teberg Fund	Thompson Plumb (TIM)	Thunderstorm Mutual Funds
TIFF Investment Program, Inc.	Tygh Capital Management	Villere Fund
Wisconsin Capital Funds, Inc.	WY Funds

     The board members and officers of Quasar Distributors, LLC and their positions or offices with the Registrant are identified in the following table. Unless otherwise noted, the business address for each board member or officer is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

	POSITION AND OFFICES WITH	POSITION AND OFFICES WITH
NAME	UNDERWRITER	REGISTRANT
James R. Schoenike	President, Board Member	None
Joe D. Redwine	Board Member	None
Robert Kern*	Board Member	None
Susan L. La Fond	Chief Financial Officer	None
Andrew M. Strnad	Secretary	None
Donna J. Berth	Treasurer	None
Teresa Cowan	Assistant Secretary	None
* 777 East Wisconsin Avenue, Milwaukee, WI 53202

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to: Registrant's Transfer Agent	Are located at: U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Registrant's Custodian	U.S. Bank, National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Registrant's Investment Adviser	Nicholas Company, Inc. 700 North Water Street, Suite 1010 Milwaukee, WI 53202

Item 29. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 30. Undertakings.

None.

SIGNATURES

     Pursuant to the requirements the Securities Act of 1933, and the Investment Company Act of 1940, each as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 30th day of July, 2008.

Nicholas Fund, Inc.

By:	/s/ Jeffrey T. May
Jeffrey T. May
Senior Vice President, Treasurer and
Principal Financial and Accounting Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of July, 2008.

/s/	Albert O. Nicholas*	President (Chief Executive
	Albert O. Nicholas	Officer), and Director

/s/	Robert H. Bock*	Director
Robert H. Bock

/s/	Jay H. Robertson*	Director
Jay H. Robertson

* By: /s/ Jeffrey T. May
Jeffrey T. May,
Attorney-in-Fact pursuant to
Power of Attorney previously filed.

EXHIBIT INDEX
Exhibit	Exhibit No.
Opinion and Consent of Michael Best & Friedrich LLP	EX-99.i.
Consent of Ernst & Young LLP	EX-99.j.